CONFIDENTIAL TREATMENT REQUESTED

                              LCOS SUPPLY AGREEMENT
                                  ("Agreement")

                Dated as of: July 1, 2004 (the "Effective Date")

THE SELLER:    SPATIALIGHT, INC., a New York corporation
               (hereinafter referred to as "SpatiaLight") [*]

               Address: 5 Hamilton Landing, Suite 100, Novato, CA 94949, U.S.A.
               Tel: (415)883-1693      Fax: (415)883-3363

THE PURCHASER: LG ELECTRONICS INC., an enterprise of the Republic of Korea
               (hereinafter referred to as "LGE")

               Address: 20 Youido-Dong Yeongdeungpo-Gu, Seoul, Republic of Korea
               Tel: 82-2-3777-1114     Fax: 82-2-3777-5150

      WHEREAS, SpatiaLight is the creator, developer and manufacturer and the owner of all right, title and interest in and to SpatiaLight's active matrix liquid crystal on silicon ("LCoS") microdisplay device having an active matrix of 1920 pixels by 1080 pixels ("LCoS Chip"), and when three (3) LCoS Chips are fitted onto a light engine, they may be used in display application products such as high definition televisions and home screen projection systems.

      WHEREAS, LGE is a leading Korean electronics manufacturer that intends to enter the global market for LCoS televisions ("LCoS Televisions") using SpatiaLight LCoS Sets (as hereinafter defined) fitted onto a light engine of LGE's design and manufacture ("LG Light Engine").

      WHEREAS, SpatiaLight specially developed its LCoS Sets for use in LGE's LCoS televisions (16 by 9 aspect ratio) pursuant to a Memorandum of
Understanding entered into on May 12, 2003, between the parties hereto, providing for the parties to work jointly in developing the LCoS Sets.

      WHEREAS, LGE and SpatiaLight entered into a mutual Non-Disclosure Agreement dated May 12, 2003 ("Non-Disclosure Agreement") and the parties agree to continue to be fully bound by the terms and conditions set forth in that Non-Disclosure Agreement.

      WHEREAS, LGE desires to purchase LCoS Sets from SpatiaLight pursuant to and subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


[*] Represents redacted information - confidential treatment requested.

                        CONFIDENTIAL TREATMENT REQUESTED

1.    REPRESENTATIONS

      Each of SpatiaLight and LGE hereby warrants and represents to the other as follows:


      1.1. That it is a legal person validly existing in its jurisdiction of establishment; and

      1.2. That it has the full power and authority to enter into this Agreement and perform its contractual obligations; that its representative who is signing this Agreement has been duly authorized to do so pursuant to a valid power of attorney, board of directors' resolution or other valid corporate action effecting the same.

2.    PRODUCT PURCHASES

      LGE agrees to purchase from SpatiaLight, in accordance with the prices, quantities, dates and other terms and conditions set forth herein, sets of three
(3) SpatiaLight LCoS Chips combined with necessary SpatiaLight Analog ASICs and a Flex and Mount Set (as hereinafter defined), which form a SpatiaLight LCoS Set ("LCoS Set").

3.    DELIVERY DATES OF PRODUCTS

      3.1.  Initial Deliveries

      SpatiaLight shall deliver a total of one hundred twenty (120) sets of three (3) trial production LCoS Chips (which shall not include a SpatiaLight Analog ASIC) (the "Qualification Sets") to LGE by September 30, 2004 (the "Qualification Date") and one hundred (100) sets of three (3) trial production LCoS Chips (which shall include a SpatiaLight Analog ASIC) ("Pre-Production Sets") by November 30, 2004, according to the following delivery schedule; provided, however, that either party may, in its sole discretion, elect to change any or all of the delivery dates set forth in this Section 3.1 by not greater than thirty (30) days sooner or later than such delivery dates as set forth in this Section 3.1.

      --------------------------------------------------------------------

            Month                              Quantity

      --------------------------------------------------------------------
            July 2004                          20 Qualification Sets
      --------------------------------------------------------------------
            September 2004                     100 Qualification Sets
      --------------------------------------------------------------------
            November 2004                      100 Pre-Production Sets
      --------------------------------------------------------------------

      3.2.  Subsequent Deliveries of LCoS Sets

      Subsequent deliveries of SpatiaLight LCoS Sets shall be made in accordance with the rolling commitment schedule set forth in Section 6 of this Agreement for each month of January 2005 through December 2006.


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

                        CONFIDENTIAL TREATMENT REQUESTED

      3.3.  Trial Light Engine Deliveries

      LGE shall deliver to SpatiaLight twenty-five (25) trial Fitted LGE Light Engines (as hereinafter defined) in November 2004. The LCoS Sets to be incorporated into such trial Fitted LGE Light Engines shall be delivered by SpatiaLight to LGE in October 2004 and shall be in addition to the Qualification Sets and Pre-Production Sets. The purchase price for each trial Fitted LGE Light Engine shall be determined by the parties at a later date; provided, however, that such purchase price shall not exceed $3,000 (not including the cost of the LCoS Sets). It is hereby agreed that such twenty-five (25) trial Fitted LGE Light Engines [*] and therefore [*] that SpatiaLight [*].

4.    TERM

      The term of this Agreement shall commence on the Effective Date and terminate on December 31, 2006, subject to LGE's right to cancel set forth in
Section 5 hereof and subject further to early termination by mutual written consent and agreement as set forth in Section 11.1 hereof.

5.    QUALIFICATION AND RIGHT OF CANCELLATION

      5.1. LGE's obligations to purchase LCoS Sets under this Agreement shall be expressly conditioned upon the Qualification Sets meeting LGE's Final Specifications set forth in Exhibit 1 hereto. LGE shall have until October 31, 2004 (the "Determination Date"; and the Effective Date through the Determination Date, the "Qualification Period") to perform final qualification tests on the Qualification Sets. In the event that the Qualification Sets meet the Final Specifications, LGE shall give written notice thereof to SpatiaLight and LGE shall be required to purchase from SpatiaLight the LCoS Sets in accordance with all of the provisions of this Agreement. In the event that the Qualification Sets do not meet the agreed upon Final Specifications, LGE may cancel this Agreement by providing written notice to SpatiaLight not later than October 31, 2004 ("Notice of Cancellation"). If LGE does not provide a Notice of Cancellation, the Qualification Sets shall be considered to meet the Final Specifications and LGE shall be required to purchase and SpatiaLight shall be required to sell the LCoS Sets in accordance with all of the provisions of this Agreement. SpatiaLight and LGE agree to work together to the extent necessary during the Qualification Period to assure that the Qualification Sets meet LGE's Final Specifications. LGE may elect, in its sole discretion, to change the Determination Date by not greater than thirty (30) days sooner or later than the Determination Date set forth in this Section 5.1.

      5.2. LGE shall remain fully responsible for all of its obligations to SpatiaLight under this Agreement through the end of the Qualification Period regardless of whether it gives Notice of Cancellation.

6.    CONTRACTUAL OBLIGATIONS

      Following the Qualification Period and in the event that there is no Notice of Cancellation, LGE hereby covenants and agrees to purchase SpatiaLight LCoS Sets pursuant to this Agreement as follows:

      6.1. From January 2005 through June 2005, LGE shall purchase SpatiaLight LCoS Sets according to the following schedule (the "Commitment Schedule"), and such Commitment Schedule shall be updated for each of the months of July 2005 through December 2006 according to the terms and conditions of Section 6.3 and
Section 6.4 (if applicable) below:


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

                        CONFIDENTIAL TREATMENT REQUESTED

------------------------------------------------------------------------------------------------------------
                             Minimum Monthly                                            Monthly Purchase
                                Commitment                Price Per LCoS Set            Price Commitment
       Month             (Quantity of LCoS Sets)        (United States Dollars)     (United States Dollars)
------------------------------------------------------------------------------------------------------------
    January 2005                  2,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------
    February 2005                 2,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------
    March 2005                    2,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------
    April 2005                    5,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------
    May 2005                      5,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------
    June 2005                     5,000                              [*]                          [*]
------------------------------------------------------------------------------------------------------------

      6.2. From July 2005 through December 2005, LGE forecasts that it will purchase SpatiaLight LCoS Sets at the agreed upon purchase price and quantities set forth in the following schedule (the "Forecast Schedule"). LGE is not bound to purchase and SpatiaLight is not bound to sell the quantities of LCoS Sets set forth in the Forecast Schedule:

------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Forecast
                             Monthly Forecast              Price Per LCoS Set             Purchase Price
       Month             (Quantity of LCoS Sets)        (United States Dollars)     (United States Dollars)
------------------------------------------------------------------------------------------------------------
    July 2005                     10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------
    August 2005                   10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------
    September 2005                10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------
    October 2005                  10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------
    November 2005                 10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------
    December 2005                 10,000                             [*]                          [*]
------------------------------------------------------------------------------------------------------------

      6.3. Commencing on January 1, 2005, on the first day of each month of delivery set forth in this Section 6, LGE shall be required to update the Commitment Schedule for the calendar month six months in advance of such month and LGE shall be required to update the non-binding Forecast Schedule for the calendar month twelve months in advance of such month (i.e., on January 1, 2005, LGE shall provide its monthly LCoS Set quantity commitment for July 2005 and shall provide its monthly non-binding demand forecast for January 2006). All such updated commitments required under this Section 6.3 shall be fully binding upon LGE. All updated commitments required under this Section 6.3 and Section
6.4 (if applicable) hereof shall be sent by LGE to SpatiaLight via facsimile or email.

      6.4. Commencing on June 20, 2005, the parties shall use their mutual best efforts and cooperation to negotiate and agree upon the purchase prices of the LCoS Sets scheduled for delivery pursuant to this Agreement between January 2006 and December 2006. In the event that the parties shall not have agreed in writing with respect to the second delivery year purchase prices for LCoS Sets by September 20, 2005, by the terms of this Agreement the terms and conditions of Section 11 hereof shall then take effect. In such event, commencing on October 1, 2005, on the first day of each month of delivery set forth in this
Section 6, LGE shall continue to be required to update the Commitment Schedule for the calendar month six (6) months in advance of such month (i.e., on October 1, 2005, LGE shall provide its monthly LCoS Set quantity commitment for April
2006); provided, that LGE's commitment for each such delivery month shall be in accordance with the terms and conditions of Section 11 and the other terms and conditions of this Agreement. All such updated commitments required under this
Section 6.4 shall be fully binding upon LGE.


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

                        CONFIDENTIAL TREATMENT REQUESTED

7.    PRICE PER SPATIALIGHT LCOS SET

      7.1. LGE agrees to pay SpatiaLight the purchase price of $[*] for each Qualification Set and Pre-Production Set sold prior to LGE commencing to manufacture LCoS Televisions for the quantities as set forth in Section 3.1 hereof.

      7.2. Following the Qualification Period, for the months of January 2005 to June 2005, LGE agrees to purchase and SpatiaLight agrees to sell LCoS Sets for manufacturing LCoS Televisions at the purchase prices set forth in Section 6.1 hereof.

      7.3. For the months of July 2005 to December 2005, LGE agrees to purchase and SpatiaLight agrees to sell LCoS Sets for manufacturing LCoS Televisions at the purchase price set forth in Section 6.2 hereof; provided, however, it is expressly agreed that in the event that LGE purchases a quantity of LCoS Sets that is less than its monthly forecast for any of such months, then the purchase price of $[*] per LCoS Set shall apply to a monthly order of up to 3,999 LCoS Sets and the purchase price of $[*] per LCoS Set shall apply to a monthly order of between 4,000 and 9,999 LCoS Sets in such months.

      7.4. The purchase prices of the LCoS Sets scheduled for delivery pursuant to this Agreement for the months of January 2006 through December 2006 shall be determined in accordance with Section 6.4 and Section 11 of this Agreement.

8.    PURCHASE ORDERS

      8.1. Within two weeks following the Effective Date, LGE shall issue a purchase order (the "Qualification Purchase Order") to SpatiaLight for LGE's purchase and SpatiaLight's sale of the Qualification Sets and Pre-Production Sets.

      8.2. In the event that LGE does not provide Notice of Cancellation pursuant to Section 5.1 hereof, LGE shall issue, no later than December 15, 2004, a purchase order (the "Rolling Purchase Order"; and together with the Qualification Purchase Order, the "Purchase Orders") to SpatiaLight for LGE's purchase and SpatiaLight's sale of the entire quantity of LCoS Sets set forth in
Section 6.1 hereof.


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

                        CONFIDENTIAL TREATMENT REQUESTED

      8.3. Commencing on January 15, 2005, on the fifteenth (15th) day of each month of delivery set forth in this Agreement, LGE shall be required to reissue the Rolling Purchase Order to reflect LGE's additional commitment made pursuant to and in accordance with Section 6.3 and Section 6.4 (if applicable) hereof.

      8.4. The parties shall use their mutual best efforts to negotiate and agree upon the terms and conditions of the Purchase Orders. Such terms and conditions shall include, without limitation, terms and means of payment, packing, shipping terms, insurance, taxes, destination and inspection.

9.    [*]

      The parties acknowledge and agree that the [*] set forth in this Section 9 [*] set forth in Section 6 hereof.

      9.1. The parties hereby acknowledge and agree that [*] at SpatiaLight's sole discretion) and a [*] for the purpose of [*] in only the following [*]. The parties covenant and agree to provide [*] and SpatiaLight's current bill of materials cost for producing one (1) LCoS Set (the "LCoS Set BOM Cost") to the other party on December 1, 2004; provided, however, that the [*] the cost of the LCoS Set [*].

      9.2. LGE hereby covenants and agrees to [*]to SpatiaLight during each month in 2005 and a [*] to SpatiaLight during each month in 2006, provided, however, that the parties shall not have any rights or obligations under this
Section 9 in the event that LGE gives Notice of Cancellation. It is expressly agreed and understood that [*] and is not [*] in any way [*] throughout the term of this Agreement; provided, however, [*], no later than December 1, 2004, to provide [*] shall commence in [*] and shall be thereafter [*] throughout the term of this Agreement and shall be fully binding upon the parties hereto.

      9.3. [*] all of such [*] SpatiaLight [*] not greater than the [*] as the [*] SpatiaLight sells LCoS Sets to LGE under this Agreement. The parties acknowledge and agree that the [*] may change over time, and therefore agree to [*] of the [*] and the [*] in light of then prevailing market conditions on each six (6) month anniversary date of the Effective Date throughout the term of this Agreement.

10.   EXCLUSIVITY

      10.1. The parties covenant and agree that LGE shall have the exclusive right in the Republic of Korea to purchase SpatiaLight LCoS Sets (applies only to SpatiaLight LCoS Chips with active matrix of 1920 pixels by 1080 pixels) commencing on the Effective Date and terminating on June 30, 2005 ("LGE's Right of Exclusivity"), unless extended pursuant to the provisions of Section 10.2 hereof.

      10.2. In the event that LGE fulfills its commitment to purchase an aggregate of 21,000 LCoS Sets during the first six months of delivery as set forth in Section 6 hereof, then LGE's Right of Exclusivity shall be extended through December 31, 2005. In the event that LGE's aggregate commitment to purchase LCoS Sets for the months of July 2005 to December 2005 is equal to or greater than its aggregate monthly forecast for such months (60,000 LCoS Sets) and in the further event that LGE fulfills its commitment for such months, then LGE's Right of Exclusivity shall be extended through June 30, 2006. In the event that LGE's aggregate commitment to purchase LCoS Sets for the months of January 2006 to June 2006 is equal to or greater than its aggregate monthly forecast for such months, as will be provided pursuant to Section 6.3 hereof, and in the further event that LGE fulfills its commitment for such months, then LGE's Right of Exclusivity shall be extended through December 31, 2006.


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

                        CONFIDENTIAL TREATMENT REQUESTED

      10.3. The parties covenant and agree that SpatiaLight shall be the exclusive provider of LCoS products, limited to a three (3) panel type, to LGE throughout the entire term of this Agreement ("SpatiaLight Exclusivity"); provided, however, that in the event that LGE's Right of Exclusivity shall terminate during the term of this Agreement, the terms of Section 10.4 shall then take effect; provided, further, however, that in the event that the parties shall not have agreed in writing with respect to the second delivery year purchase prices for LCoS Sets by September 20, 2005 pursuant to the terms and conditions of Section 6.4 hereof, then the terms and conditions of Section 11 shall supercede the terms and conditions of this Section 10 only with respect to the delivery months of January 2006 through December 2006.

      10.4. In the event that LGE's Right of Exclusivity shall terminate during the term of this Agreement pursuant to the terms of this Section 10, SpatiaLight shall then have the right, in its sole discretion, to elect to continue SpatiaLight Exclusivity throughout the remaining term of this Agreement by notifying LGE in writing within fifteen (15) days following such termination.

            (a) In the event that SpatiaLight so elects to extend SpatiaLight Exclusivity, LGE shall then have the first priority right to purchase from
SpatiaLight: (i) all of the quantities of LCoS Sets that LGE has committed to purchase from SpatiaLight as of the date that LGE's Right of Exclusivity was terminated, and (ii) fifty percent (50%) of the quantities of LCoS Sets that LGE has forecast to purchase from SpatiaLight as of such termination date.

            (b) In the event that SpatiaLight does not so elect to extend SpatiaLight Exclusivity, then SpatiaLight Exclusivity shall terminate as of the date that LGE's Right of Exclusivity terminated and LGE shall not have any priority rights with respect to purchasing LCoS Sets.

      10.5. The parties covenant and agree that SpatiaLight shall not contract to sell LCoS Sets to [*] and/or any or all of its domestic or foreign subsidiaries or affiliates at any time during which LGE's Right of Exclusivity is in effect pursuant to this Agreement.

11.   ALTERNATIVE RIGHTS AND OBLIGATIONS IN THE SECOND DELIVERY YEAR

      Solely in the event that the parties shall not have agreed in writing with respect to the second delivery year purchase prices for LCoS Sets by September 20, 2005 pursuant to the terms and conditions of Section 6.4 hereof, then, notwithstanding the provisions of Section 10 hereof, for the delivery months January 2006 through December 2006, the parties covenant and agree that:

      11.1. The matter of the pricing of LCoS Sets to be sold and purchased under and in accordance with this Section 11 and the other provisions of this Agreement shall immediately be submitted to binding arbitration, in accordance with Section 21 hereof; provided, however, that the parties shall have the right to mutually agree in writing to terminate this Agreement with respect to all of the rights and obligations of the parties hereunder scheduled to occur after December 31, 2005. Such termination shall only be effective in the event that LGE and SpatiaLight mutually agree to it in writing between the dates of June 20, 2005 and September 19, 2005.


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

                        CONFIDENTIAL TREATMENT REQUESTED

      11.2. LGE's Right of Exclusivity and SpatiaLight Exclusivity shall terminate on December 31, 2005 (provided that such rights of exclusivity had not previously terminated pursuant to the terms and conditions of Section 10 hereof).

      11.3. LGE shall be obligated to purchase from SpatiaLight a minimum of fifty percent (50%) of the LCoS products, limited to a three (3) panel type, that LGE may purchase from any LCoS supplier in each such delivery month and SpatiaLight commits to sell such LCoS Sets to LGE in each such delivery month in accordance with the terms and conditions of this Agreement and at such prices as shall be determined by arbitration in accordance with Section 11.1 and Section 21 hereof. LGE shall have the right to fill the remaining fifty percent (50%) of its demand for LCoS products from any second sources that it so elects.

      11.4. SpatiaLight shall be obligated to grant LGE the first priority right, with respect to SpatiaLight's LCoS production output, to purchase from SpatiaLight all of the quantities of LCoS Sets that LGE commits to purchase from SpatiaLight in accordance with Section 6.4 hereof.

      11.5. The parties shall have the right, in their respective discretion, to agree to sell and purchase to and from each other any additional LCoS Sets and Fitted LGE Light Engines that the parties are not obligated to sell and purchase to and from each other according to the terms and conditions of this Section 11 and Section 9 hereof.

12.   [Intentionally Omitted]

13.   DIGITAL ASICS

      SpatiaLight covenants and agrees to provide LGE with the codes for the required Digital ASICs and Digital FPGA and updates to such codes, as they become available, throughout the term of this Agreement. It is expressly agreed that SpatiaLight's agreement to provide such codes to LGE constitutes a consideration for the agreed upon purchase prices set forth in Section 6 hereof.

14.   LCOS SET COMPONENT COSTS

      The parties covenant and agree to use their mutual best efforts throughout the term of this Agreement, following the Qualification Period, to assist SpatiaLight to obtain and procure LCoS Set components to be used by SpatiaLight in connection with this Agreement at lower costs than SpatiaLight currently incurs and to obtain other favorable procurement terms and conditions for SpatiaLight. Such best efforts assistance shall include, without limitation, leveraging of LGE's purchasing power for SpatiaLight's and LGE's benefit. The parties covenant and agree to form a joint task force with representatives from both of the parties hereto for the purpose of furthering the objectives set forth in this Section 14.


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

                        CONFIDENTIAL TREATMENT REQUESTED

15.   [*]

      SpatiaLight shall [*] or other [*], whether [*], that [*] that the [*] this Agreement [*] of a [*]. The [*] or not [*] of the [*] of any [*]. This [*] does not apply [*] on the [*] of the [*], or in [*] with any [*] by SpatiaLight with the [*], or in [*] with [*].

16.   SHARING OF INFORMATION

      The parties agree that they will continue to work jointly throughout the term of this Agreement to achieve its business objectives. The parties agree to remain in regular contact with the other and to meet and share information as appropriate. Such sharing of information shall include, without limitation, information that SpatiaLight has concerning the digital ASIC which LGE intends to incorporate into its LCoS high definition television sets.

17.   WARRANTIES

      17.1. SpatiaLight shall warrant that LCoS Sets will be: (i) in accordance with the Final Specifications; (ii) free from any material defect or failure of a material kind or nature in design, materials and workmanship; and (iii) merchantable, fit and sufficient for the purpose intended.

      17.2. The warranties made by SpatiaLight with respect to the LCoS Sets set forth in this Section 17 shall commence on the date of the consumer sale by LGE of the LCoS Televisions containing such LCoS Sets and shall remain in effect for the shorter of (i) the same period of time that LGE warrants such LCoS Televisions to the consumer; or (ii) a period of two years following the consumer sale by LGE of LCoS Televisions containing such LCoS Sets.

      17.3. In case that any of the LCoS Sets delivered under this Agreement are not in material compliance with the above warranties, SpatiaLight shall either, at LGE's option, (i) repair or replace such LCoS Set; or (ii) refund to LGE the amount paid for such LCoS Set by LGE.

      17.4. Except as set forth in this Section 17, SpatiaLight makes no other warranties to LGE, express or implied.

18.   FORCE MAJEURE

      18.1. Neither Party shall be liable to the other for any delay or non-performance of its obligations hereunder in the event and to the extent that such delay or non-performance is due to an event of Force Majeure ("Force Majeure Events").

      18.2. Force Majeure Events are events beyond the control of the party which occur after the date of signing of this Agreement and which were not reasonably foreseeable at the time of signing of this Agreement and whose effects are not capable of being overcome without unreasonable expense and/or loss of time to the party concerned. Force Majeure Events shall include (without being limited to) war, civil unrest, acts of government, natural disasters, exceptional weather conditions, breakdown or general unavailability of transport facilities, accidents, fire, explosions, terrorist acts, political risks and general shortages of energy.


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                        CONFIDENTIAL TREATMENT REQUESTED

19.   CONFIDENTIALITY

      Either party ("Recipient") acknowledges that it has had and may continue to have access to certain Confidential Information of the other party ("Discloser"). For purposes of this Agreement, "Confidential Information" shall include, but not be limited to, information concerning Discloser 's business, plans, designs, customers, potential customers, sales, marketing, the terms of this Agreement including, but not limited to pricing, quantities and dates, and other related information. Recipient shall not use or appropriate in any way, for its own account or the account of any third party, nor disclose to any third party, any of the Confidential Information and shall take all necessary precautions to protect the confidentiality of such Confidential Information. Recipient hereby acknowledges that misappropriation or disclosure to any third party of any Confidential Information would cause irreparable harm to Discloser. Notwithstanding the provisions of this Section 18, the parties shall, if required by applicable securities laws and Nasdaq rules and regulations, publicly disclose such information as shall be in compliance with such laws and regulations.

20.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New York in the United States, as if the Agreement were wholly executed and performed in the State of New York, without giving effect to the conflicts of law statutes and conflicts of law doctrines of New York (except for Section 5-1401 of the New York General Obligations Law, which shall be applicable and binding on the parties) or of any other jurisdiction.

21.   ARBITRATION OF ALL CLAIMS AND DISPUTES AS SOLE REMEDY

      The sole remedy for disposing of any claim, dispute or controversy arising out of or in connection with this Agreement, if not resolved by the parties within thirty (30) days of written notice of such claim or dispute, including any question regarding the existence, validity or termination of this Agreement, shall be referred to and finally resolved by arbitration under the applicable rules of the International Chamber of Commerce, which rules are deemed to be incorporated by reference into this clause. There shall be a total of three arbitrators and the place where the arbitration shall take place shall be New
York City, in the United States. The language to be used in the arbitral proceedings shall be the English language.

22.   CURRENCY

      Purchase price and all monies paid to SpatiaLight shall be paid in United States Dollars without regard to any currency fluctuation.

23.   PRESS RELEASE

      23.1. The parties agree that SpatiaLight shall, on July 1, 2004, or within thirty (30) days thereafter, issue a press release with respect to this Agreement, which press release SpatiaLight has undertaken to draft and LGE has reviewed and LGE hereby consents to the contents thereto. LGE agrees to participate in such press release, without limitation, by making members of LGE's senior management available to make statements with respect to this Agreement that may be used as quotations in such press release. During the term of this Agreement, the parties shall, if required by applicable securities laws and Nasdaq rules and regulations, file such reports at such dates and containing such information as shall be in compliance with such laws and regulations.


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                        CONFIDENTIAL TREATMENT REQUESTED

      23.2. The parties covenant and agree that the parties shall issue a joint press release and shall hold a joint press conference with respect to this Agreement by not later than the scheduled date of commencement of the Consumer Electronics Show in Las Vegas, Nevada in January 2005, and SpatiaLight shall undertake to draft such press release and shall submit such draft to LGE for review and approval before its public release.

24.   INTEGRATION OF ACTIONS

      This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior oral or written agreements and negotiations between them. Notwithstanding the foregoing, the Non-Disclosure Agreement by and between SpatiaLight and LGE shall remain in full force and effect and the parties shall be fully bound thereby for the term set forth therein.

25.   AMENDMENTS AND MODIFICATIONS

      No amendment or modification of this Agreement shall be valid unless set forth in writing and signed by both of the parties hereto.

26.   NOTICES

      All notices required or permitted under this Agreement shall be in writing and personally delivered or mailed, by certified mail, return receipt requested, and addressed as follows:

            (a) If to LGE:         Young Woon Kim
                                   Digital Display Research Lab, LG Electronics Inc.
                                   16 Woomyeon-dong Seocho-gu, Seoul 137-724, Republic of Korea
                                   Tel: 82-2-526-4612      Fax: 82-2-572-3086

            (b) If to SpatiaLight: Robert A. Olins
                                   5 Hamilton Landing, Suite 100
                                   Novato, CA 94949, U.S.A.
                                   Tel: (415) 883-1693      Fax: (415) 883-1125

27.   NON-ASSIGNABILITY; BINDING EFFECT

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement, nor any of the rights or obligations of the parties hereto shall be assignable by either party hereto without the prior written consent of the other party.


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                        CONFIDENTIAL TREATMENT REQUESTED

28.   SEVERABILITY

      In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified in such manner as to be valid, legal and enforceable, subject to the condition that, as so modified, there shall be no material alteration in or to this Agreement with respect to the business terms or objectives of the parties hereto.

--------------------------------------------------------------------------------

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                        CONFIDENTIAL TREATMENT REQUESTED

      IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have caused this LCoS Supply Agreement to be duly executed by their officers thereunto duly authorized, on the date first above written.

                                     LG ELECTRONICS INC.


                                     By:   /s/ Eunho Yoo
                                        ----------------------------------------
                                        Name:  Eunho Yoo
                                        Title: Director Digital Display Research
                                               Laboratory

                                     SPATIALIGHT, INC.


                                     By:   /s/ Robert A. Olins
                                        ----------------------------------------
                                        Name:  Robert A. Olins
                                        Title: Chief Executive Officer


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                        CONFIDENTIAL TREATMENT REQUESTED

                                    Exhibit 1

 Final Specifications of SpatiaLight Qualification Sets and Pre-Production Sets

                                   [Attached]


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